UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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CELLECTAR BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cellectar Biosciences, Inc.

100 Campus Drive

Florham Park, New Jersey 07932

Notice of Special Meeting of Stockholders

To Be Held on February 25, 2021

A special meeting of stockholders (the “Special Meeting”) of Cellectar Biosciences, Inc. (the “Company”) will be held on Thursday, February 25, 2021 at 10:00 A.M., local time, at the Company’s corporate headquarters at 100 Campus Drive, Florham Park, New Jersey 07932, for the following purposes:

1.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock upon the conversion of the Series D Preferred Stock issued in a private placement on December 28, 2020; and

2.	To approve the amendment of the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to increase the authorized common stock from 80,000,000 shares to 160,000,000 shares.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials may issue due to the evolving COVID-19 coronavirus situation. As a result, we may impose additional procedures or limitations on meeting attendees. The Company requests that individuals (1) who have been in contact with someone diagnosed with COVID-19 within two weeks prior to the Special Meeting, or (2) who are experiencing a fever, cough, difficulty breathing, or cold- or flu-like symptoms, refrain from attending the meeting in person.

Our Board of Directors has fixed the close of business on December 28, 2020 as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting. Accordingly, only stockholders of record at the close of business on December 28, 2020, will be entitled to vote at the Special Meeting and any adjournments thereof.

By order of the Board of Directors

Gregory J. Lynch, Secretary

Florham Park, New Jersey

January 19, 2021

This proxy statement and the form of proxy are first being sent or given to stockholders on or about

January 21, 2021, pursuant to rules adopted by the Securities and Exchange Commission.

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YOUR VOTE IS IMPORTANT

Please vote by proxy via the Internet or telephone, or if you received paper copies of the proxy materials by mail, you can also vote via mail by following the instructions on the proxy card or voting instruction card or the information forwarded by your broker, bank or other holder of record. Please vote as promptly as possible to ensure that your shares are represented. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 25, 2021:

This Proxy Statement is available at www.cellectar.com.

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Cellectar Biosciences, Inc.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To be held on February 25, 2021

This proxy statement is furnished to the stockholders of Cellectar Biosciences, Inc. (the “Company”, “Cellectar”, “we”, “us”, “our”) in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the special meeting of stockholders (the “Special Meeting”) to be held at the Company’s corporate headquarters located at 100 Campus Drive, Florham Park, New Jersey 07932, on February 25, 2021 at 10:00 A.M., local time, and at any adjournment or adjournments thereof. We are a Delaware corporation. It is expected that this proxy statement and the accompanying proxy will be mailed to our stockholders on or about January 21, 2021.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials may issue due to the evolving COVID-19 coronavirus situation. As a result, we may impose additional procedures or limitations on meeting attendees. The Company requests that individuals (1) who have been in contact with someone diagnosed with COVID-19 within two weeks prior to the Special Meeting, or (2) who are experiencing a fever, cough, difficulty breathing, or cold- or flu-like symptoms, refrain from attending the meeting in person. Stockholders who attend or attempt to attend the Special Meeting will be deemed to have understood, accepted, and assumed all physical, physiological, and psychological risks associated with attending any public or private event during the COVID-19 pandemic. The Company shall not be held liable for harm to any attendee, including a stockholder or guest, due to any of the foregoing. Consistent with the guidelines set forth by the United States Center for Disease Control and Prevention as then in effect, we may require all attendees, including all stockholders, to practice social distancing at the Special Meeting.

We have fixed the close of business on December 28, 2020 as the record date for the Special Meeting. Only stockholders of record at the close of business on December 28, 2020 will be entitled to receive notice of, and to vote at, the Special Meeting. As of December 28, 2020, there were outstanding and entitled to vote 45,409,104 shares of our common stock, $0.00001 par value per share. Our by-laws require that a majority of the shares of stock entitled to be voted to be present in person or represented by proxy at a meeting to constitute a quorum. Each proposal to be voted on at the Special Meeting shall require the following vote to pass:

Proposals Requiring Your Vote		Board Recommendation	Votes Required for Approval	Broker Votes (1)	Abstentions
PROPOSAL 1	Approval of the issuance of shares of Common Stock underlying shares of Series D Preferred Stock	FOR	Majority of votes cast	Discretionary voting not allowed	No impact
PROPOSAL 2	Approval of the amendment of the certificate of incorporation to increase the number of authorized shares of Common Stock	FOR	Majority of shares outstanding	Discretionary voting allowed	Count as votes against

(1)	Under New York Stock Exchange rules, if your shares are held through a broker, bank or other nominee and you do not provide voting instructions, that holder has discretion to vote on your behalf on routine matters, but does not have discretion to vote on your behalf on non-routine matters. Proposal 1 is considered to be a non-routine matter and Proposal 2 is considered to be a routine matter.

THE ENCLOSED PROXY, IF EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED ON THE PROXY OR, IN THE ABSENCE OF SUCH DIRECTION, FOR THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING SHARES OF SERIES D PREFERRED STOCK (PROPOSAL 1) AND FOR THE INCREASE IN THE AUTHORIZED SHARES UNDER OUR CERTIFICATE OF INCORPORATION (PROPOSAL 2). THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE APECIAL MEETING.

The notice of special meeting and this proxy statement are available at www.cellectar.com. This web site does not use “cookies” to track or identify visitors on the web site. Directions to the Special Meeting are available at www.cellectar.com.

If you have questions or require assistance with voting your shares, please contact our proxy solicitor, The Proxy Advisory Group, LLC, at 18 East 41st Street, Suite 2000, New York, New York 10017-6219, ATTN: William M. Poudrier, or by telephone at (212) 616-2181.

In addition to this mailing, our employees may solicit proxies personally, electronically or by telephone, press release, facsimile, telegraph, the Internet or advertisements. We will pay all of the costs of this proxy solicitation. We will also reimburse brokers, banks, nominees and other fiduciaries for their expenses in sending these materials to you and getting your voting instructions. The Company has engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $25,000.

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MATTERS TO BE CONSIDERED AT SPECIAL MEETING

PROPOSAL 1

ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING SHARES OF SERIES D PREFERRED STOCK PURSUANT TO NASDAQ LISTING RULE 5635(D)

At the Special Meeting, our stockholders will be asked to approve the issuance of shares of our Common Stock upon conversion of shares of our Series D Preferred Stock that were issued in a private placement completed on December 28, 2020.

Our common stock is currently listed on The Nasdaq Capital Market and we are subject to the marketplace rules of The Nasdaq Stock Market LLC. Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of our common stock in connection with an offering involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance at a price that is less than the Minimum Price (as defined in Rule 5635(d)). Shares of our common stock issuable upon the exercise of warrants, or conversion of convertible preferred stock issued or granted in such an offering will be considered shares issued in such a transaction in determining whether the 20% limit has been reached.

Background

On December 23, 2020 the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers named therein (the “Purchasers”), pursuant to which the Company agreed to issue and sell, 1,518.5180 shares of Series D convertible preferred stock (the “Series D Preferred Shares”), at a price of $13,500 per share of Series D Preferred Stock (the “Offering”). Each Series D Preferred Share is convertible into a number of shares of common stock equal to $13,500 divided by $1.35, or 10,000 shares of common stock for each share of Series D Preferred Stock converted.

In connection with the Purchase Agreement, on December 23, 2020, the Company:

•	filed a Certificate of Designations, Preferences and Rights of the Series D Convertible Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Series D Preferred Stock; and

•	entered into a Registration Rights Agreement with the Purchasers, pursuant to which we agreed to provide certain registration rights with respect to the shares of Common Stock issuable upon the conversion of the Series D Preferred Shares.

The information set forth in this Proposal 1 is qualified in its entirety by reference to the actual terms of the agreements entered into in connection with the Offering, which are included as exhibits to our Current Report on Form 8-K filed with the SEC on December 28, 2020.

The Series D Preferred Shares are convertible into shares of Common Stock, subject to the requirements of Nasdaq Listing Rule 5635(d), which requires shareholder approval prior to the issuance of Common Stock equal to 20% or more of the Common Stock outstanding before the Offering (which approval is being sought in this Proposal 1), and subject to the beneficial ownership limitations provided in the Certificate of Designations and subject to adjustment as provided in the Certificate of Designations. Each holder will be prohibited from converting Series D Preferred Shares into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would own more than either 4.99% or 9.99% (at the discretion of the holder) of the total number of shares of Common Stock then issued and outstanding. Each holder has the right to increase its maximum percentage to 9.99% upon 60 days’ notice to the Company. Additionally, prior to the shareholder vote on this Proposal 1, the holders have been, and if this Proposal 1 is not approved by the stockholders, the holders will be, prohibited from converting Series D Preferred Shares into shares of Common Stock.

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In the event of the Company’s liquidation, dissolution or winding-up, whether voluntary or involuntary, the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of Common Stock would receive if the Series D Preferred Shares were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock, which amounts shall be paid pari passu with all holders of Common Stock.

The holders of the Series D Preferred Shares have no voting rights, except as required by law. Any amendment to the Company’s certificate of incorporation, bylaws or certificate of designation that adversely affects the powers, preferences and rights of the Series D Preferred Shares requires the approval of the holders of a majority of the Series D Preferred Shares then outstanding.

Necessity of Shareholder Approval

As a result of being listed for trading on The Nasdaq Capital Market, issuances of the Company’s Common Stock are subject to the Nasdaq Stock Market Rules, including Nasdaq Listing Rule 5635(d).

Nasdaq Listing Rule 5635(d) requires shareholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the greater of book or market value of the stock, with market value determined by reference to the closing price immediately before the issuer enters into a binding agreement for the issuance of such securities. The issuance of the Series D Preferred Shares may be deemed to involve the issuance of securities convertible into more than 20% of the Company’s outstanding Common Stock for a price that is less than the greater of the book or market value of the Company’s Common Stock immediately before the Company entered into the Purchase Agreement.

On December 23, 2020, there were 27,055,895 shares of our Common Stock outstanding. Pursuant to the Purchase Agreement, the Series D Preferred Shares are convertible into 15,185,180 shares of Common Stock. Accordingly, we are requesting in this Proposal 1 that our stockholders approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock underlying the Series D Preferred Shares equal to 20% or more of the number of shares of Common Stock outstanding on December 23, 2020.

Effect on Current Stockholders if this Proposal is Not Approved

If our stockholders do not approve this Proposal 1, then the Series D Preferred Shares will not be convertible into shares of Common Stock. We will be required to seek stockholder approval of this proposal, at the Company’s expense, every three months following the date of this Special Meeting. We are not seeking stockholder approval to authorize the Offering, the entry into or the closing of the transaction, or the execution of the related transaction documents, as we have already entered into and closed the transaction and executed the related transaction documents, which are binding obligations on us. The failure of our stockholders to approve this Proposal 1 will not negate the existing terms of such transaction documents or any other documents relating to the Offering. The Series D Preferred Shares issued at the closing of the Offering will remain outstanding and the terms of the Series D Preferred Stock will remain binding obligations of the Company.

In addition, until stockholder approval is obtained, we will be unable to issue additional shares of Common Stock or Common Stock equivalents unless such issuance is exempted as set forth in the Purchase Agreement. This could substantially limit our ability to raise additional capital.

Vote Required

Approval of this Proposal 1 requires the affirmative vote of the holders of a majority of the shares of Common Stock casting votes in person or by proxy on this proposal at the Special Meeting. The New York Stock Exchange has confirmed that this proposal is a “non-routine” matter on which brokers may not vote without instruction from beneficial owners. Abstentions and broker non-votes will have no effect on the vote on this proposal.

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  Our Board of Directors recommends that you vote FOR the approval of the issuance of shares of Common Stock underlying shares of Series D Preferred Stock.

PROPOSAL 2

APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

At the Special Meeting, our stockholders will be asked to approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended (our “Certificate of Incorporation”) to increase the authorized shares of Common Stock issuable thereunder by 80,000,000 shares to 160,000,000 shares (the “Amendment”).

Background

Our Certificate of Incorporation currently authorizes the issuance of up to 80,000,000 shares of Common Stock and 7,000 shares of preferred stock. On January 6, 2021, the Board unanimously adopted resolutions setting forth a proposed amendment to Article IV of the Certificate of Incorporation, subject to stockholder approval, to increase the shares of common stock that are authorized for issuance, bringing the total number of shares of common stock authorized for issuance to 160,000,000. No change will be made to the other provisions of the Certificate of Incorporation pursuant to this Proposal 2. The additional authorized shares of common stock, if and when issued, would have the same rights and privileges as the shares of common stock previously authorized.

Reason for and Effect of the Amendment

As of January 4, 2021, a total of 45,442,729 shares of Common Stock were issued and outstanding and shares of preferred stock convertible into 15,722,680 were issued and outstanding. As of January 4, 2021, there were an aggregate of 1,184,464 options outstanding to purchase common stock under our equity incentive plans and warrants to purchase 17,456,266 shares of our common stock were outstanding. Accordingly, of the 80,000,000 shares of Common Stock currently authorized, 79,806,139 shares are currently issued or reserved for issuance as of January 4, 2021. Additionally, an aggregate of 675,685 shares of common stock are available for future issuance under the Amended and Restated 2015 Stock Incentive Plan (the “2015 Plan”). Accordingly, the additional shares that would be result from the Amendment would enable us to issue additional shares under the 2015 Plan, issue additional shares under our equity incentive plans, and provide us the flexibility to issue shares in a financing transaction, an acquisition or another transaction without the need to hold a special meeting of stockholders at the time.

The additional shares of common stock authorized by the Amendment could be issued at the direction of the Board from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in our business, a split of or dividend on then outstanding shares or in connection with any equity incentive plan or program. The holders of shares of common stock do not presently have preemptive rights to subscribe for any of our securities and holders of common stock will not have any such rights to subscribe for the additional common stock proposed to be authorized.

To implement the Amendment, the first sentence of Article IV of our Certificate of Incorporation would be amended to read as follows: “The aggregate number of shares of stock that the Corporation shall have authority to issue is eighty million and seven thousand (160,007,000), of which eighty million (160,000,000) shares shall be designated ‘Common Stock’ and seven thousand (7,000) shares shall be designated ‘Preferred Stock.” A copy of the proposed Amendment is set forth in Appendix A hereto. If approved at the Special Meeting, the Amendment would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which we would file promptly in the event this Proposal 2 is approved by our stockholders.

Principal Effects on Outstanding Common Stock

The Amendment could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of our Company more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of us. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The subsequent issuance of additional common stock could result in dilution in the book value per share and the voting rights of the Common Stock. The Board is not aware of any attempt, or contemplated attempt, to acquire control of our company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. Other than as described herein, there are currently no definitive plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are to be authorized.

Required Vote and Recommendation

The affirmative vote of a majority of the outstanding shares of common stock entitled to vote is required to approve the Amendment. Votes may be cast FOR or AGAINST the proposal or you may abstain from voting. If your shares are held through a broker or other nominee, that street name holder has discretion to vote on your behalf if you do not provide voting instructions. Abstentions and broker non-votes, if any, will have the effect of a vote AGAINST the proposal.

Our Board of Directors recommends that you vote FOR the approval of the amendment to our Certificate of Incorporation increasing the number of shares of common stock available thereunder.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At the close of business on January 4, 2021, there were 45,442,729 shares of our common stock outstanding. The following table provides information regarding beneficial ownership of our common stock as of January 4, 2021:

•	each person known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our directors;
•	each executive officer named in the summary compensation table; and
•	all of our current directors and executive officers as a group.

The address of each executive officer and director is c/o Cellectar Biosciences, Inc., 100 Campus Drive, Florham Park, New Jersey 07932, except as otherwise indicated. The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. In these cases, the information with respect to voting and investment power has been provided to us by the security holder. The identification of natural persons having voting or investment power over securities held by a beneficial owner listed in the table below does not constitute an admission of beneficial ownership of any such natural person. Shares included in the “Right to Acquire” column consist of shares that may be purchased through the exercise of options or warrants that are exercisable within 60 days of January 4, 2021.

Name and Address of Beneficial Owner	Outstanding	Right to Acquire	Total	Percentage
Consonance Capital Management (1)	4,074,074	—	4,074,074	8.86%
Laurence W. Lytton (2)	2,662,586	—	2,662,586	5.79%
Sio Capital Management, LLC (3)	2,331,123	—	2,331,123	5.17%
James V. Caruso	81,301	251,675	332,976	*
Dov Elefant	11,755	35,507	47,262	*
Jarrod Longcor	102,148	130,098	232,246	*
John E. Friend II	3,333	—	3,333	*
Frederick W. Driscoll	—	20,500	20,500	*
Stephen A. Hill	18,000	23,041	41,041	*
Stefan Loren, Ph.D.	—	22,850	22,850	*
John Neis (4)	62,610	79,783	142,393	*
Douglas Swirsky	—	30,250	30,250	*
All directors and officers as a group (9 persons)	279,147	593,704	872,851	1.88%

* Less than 1%

(1)	Based on the Company’s knowledge that Consonance Capital Management purchased shares in the Company’s public offering, which closed on December 28, 2020, and as confirmed by Consonance Capital Management. The address of Consonance Capital Management is 1370 Avenue of the Americas, 33rd Floor, New York, New York 10019.
(2)	2,402,621 shares were reported in Schedule 13G filed with the SEC on June 12, 2020 as updated by Mr. Lytton through January 4, 2021. The address of Mr. Lytton is 467 Central Park West, New York, New York 10025.
(3)	Based on the Company’s knowledge as confirmed by Sio Capital Management, LLC. The address of Sio Capital Management, LLC is 600 Third Avenue, 2nd Floor, New York, NY 10016.
(4)	Consists of shares of common stock held by Venture Investors Early Stage Fund IV Limited Partnership and Advantage Capital Wisconsin Partners I, Limited Partnership. VIESF IV GP LLC is the general partner of Venture Investors Early Stage Fund IV Limited Partnership and Venture Investors LLC is the submanager and special limited partner of Advantage Capital Wisconsin Partners I, Limited Partnership. The investment decisions of VIESF IV GP LLC and Venture Investors LLC are made collectively by five managers, including Mr. Neis. Each such manager and Mr. Neis disclaim such beneficial ownership except to the extent of his pecuniary interest therein. The address of Mr. Neis is c/o Venture Investors LLC, 505 South Rosa Road, #201, Madison, Wisconsin 53719. Shares in the “Right to Acquire” column consist of 56,807 shares of common stock issuable upon the exercise of warrants held by Venture Investors Early Stage Fund IV Limited and Advantage Capital Wisconsin Partners I, Limited Partnership and common stock issuable upon options to purchase 22,975 shares of common stock issued to Mr. Neis in his capacity as director. Shares in the “Right to Acquire” column consist of shares of common stock issuable upon the exercise of warrants at exercise prices ranging from $15.00 to $30.40 per share expiring between April 20, 2021 and November 29, 2021.

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OTHER MATTERS

Stockholder Proposals and Nomination of Directors

Stockholders who wished to present proposals pursuant to Rule 14a-8 promulgated under the Exchange Act for consideration at our 2021 Annual Meeting of Stockholders must have submitted the proposals in proper form to us at the address set forth on the first page of this proxy statement not later December 30, 2020, or, if the date of that meeting is more than 30 calendar days before or after June 24, 2021, a reasonable time before we begin to print and mail our proxy materials with respect to that meeting, in order for the proposals to be considered for inclusion in our proxy statement and form of proxy relating to the 2021 Annual Meeting of Stockholders.

Nominations of persons for election to the board and stockholder proposals intended to be presented at our 2021 Annual Meeting of Stockholders submitted outside the processes of Rule 14a-8 must be received in writing by us no later than the close of business on March 25, 2021, nor earlier than February 24, 2021, together with all supporting documentation and information required by our by-laws.

Multiple Stockholders Sharing the Same Address

Please note that brokers may deliver only one set of proxy materials to multiple stockholders sharing an address unless we have received contrary instructions from one or more of those stockholders. This practice, known as “householding,” is designed to reduce printing and postage costs. Any stockholder residing at such an address that wishes to receive a separate set of proxy materials, should contact their bank or broker if they are a beneficial holder, or alternatively if they are a record holder, by contacting Broadridge toll free at 1-866-540-7095 or via mail at the Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Stockholders can also contact Investor Relations, Cellectar Biosciences, Inc., 100 Campus Drive, Florham Park, New Jersey 07932, by telephone at (608) 441-8120 or by e-mail to investors@cellectar.com in this manner to indicate that they wish to receive separate sets of proxy materials, as applicable, in the future or to request that we send only a single set of materials to stockholders sharing an address who are currently receiving multiple copies.

Annual Report on Form 10-K

Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as filed with the SEC are available to stockholders without charge upon written request addressed to: Investor Relations, Cellectar Biosciences, Inc., 100 Campus Drive, Florham Park, New Jersey 07932, by telephone at (608) 441-8120 or by e-mail to investors@cellectar.com.

If You Have Any Questions

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, The Proxy Advisory Group, LLC, 18 East 41st Street, Suite 2000, New York, New York 10017-6219, ATTN: William M. Poudrier, or by telephone at (212) 616-2181.

IT IS IMPORTANT THAT YOU VOTE OVER THE INTERNET OR BY TELEPHONE AS SOON AS POSSIBLE, OR THAT YOUR PROXY BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE OR VOTE OVER THE INTERNET OR BY TELEPHONE.

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APPENDIX A

CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CELLECTAR BIOSCIENCES, INC.

Cellectar Biosciences, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.       That the Board of Directors of the Corporation duly adopted resolutions proposing to amend the Second Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, as follows:

Resolved:	That the Board of Directors finds it advisable and in the best interest of the Corporation and its stockholders to amend the Corporation’s Second Amended and Restated Certificate of Incorporation, as amended, by amending and restating in its entirety the first paragraph of Article FOURTH, as follows (the “Charter Amendment”):

“FOURTH: The aggregate number of shares of stock that the Corporation shall have authority to issue is eighty million and seven thousand (160,007,000), of which eighty million (160,000,000) shares shall be designated ‘Common Stock’ and seven thousand (7,000) shares shall be designated ‘Preferred Stock.’ Shares of Common Stock and Preferred Stock shall have a par value of $0.00001 per share.”

2.       That this Certificate of Amendment, which amends the provisions of the Certificate of Incorporation, has been duly adopted in accordance with Section 242 of the General Corporation Law.

IN WITNESS WHEREOF, Cellectar Biosciences, Inc. has caused this Certificate of Amendment to be executed by the undersigned officer as of February __, 2021.

James V. Caruso, Chief Executive Officer

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000478713_1 R1.0.0.147 CELLECTAR BIOSCIENCES, INC. 100 CAMPUS DRIVE, SUITE 207 FLORHAM PARK, NJ 07932 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 02/24/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 02/24/2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR Proposals 1 and 2. For Against Abstain 1. To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of Cellectar's common stock upon the conversion of the Series D Preferred Stock issued in a private placement on December 28, 2020; and 2. To approve the amendment of Cellectar's Second Amended and Restated Certificate of Incorporation, as amended, to increase the authorized common stock from 80,000,000 shares to 160,000,000 shares. NOTE: The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Special Meeting of Stockholders and a Proxy Statement for the Special Meeting of Stockholders. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 0000478713_2 R1.0.0.147

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com CELLECTAR BIOSCIENCES, INC. Special Meeting of Stockholders February 25, 2021 10:00 AM, EST This proxy is solicited by the Board of Directors The undersigned hereby appoints James Caruso, Dov Elefant and Gregory Lynch, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Cellectar Biosciences, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM, EST on February 25, 2021, at Cellectar's Corporate Headquarters at 100 Campus Drive, Florham Park, New Jersey 07932 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side